UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2021

Seelos Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22245	87-0449967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, 2nd Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 293-2100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 24, 2021, Seelos Therapeutics, Inc. (the "Company") entered into an exclusive license agreement (the “License Agreement”) with iX Biopharma Europe Limited (“iX Biopharma”) and a common stock purchase agreement with iX Biopharma (the “Purchase Agreement”). Pursuant to the License Agreement, among other things, iX Biopharma granted the Company an exclusive, sublicensable, perpetual, worldwide (excluding certain jurisdictions identified in the License Agreement) and irrevocable right and license to certain of iX Biopharma’s licensed patents, know-how, and technological information, including access to iX Biopharma’s research, development and manufacturing capabilities, to enable the further development, manufacture, promotion and commercialization of Waferminetm and certain other existing and to be developed iX Biopharma wafer-based delivery technologies, in all cases for sublingual administration of ketamine. In addition, iX Biopharma will supply the Company with sufficient product for the potential treatment of 400 patients, with further supplied amounts to be determined by the parties. The Company granted iX Biopharma an exclusive license to exploit technology developed under the License Agreement outside of the licensed territory and to undertake limited, non-exclusive research and development activities in the territory. The Company further agreed not to undertake certain activities with respect to products competitive with those licensed under the License Agreement during the term of the License Agreement.

As consideration for the license under the License Agreement, the Company has agreed to (i) pay iX Biopharma an upfront fee of $9,000,000 comprised of $3,500,000 in cash and $5,500,000 in restricted shares (the “Shares”) of the Company’s common stock (the “Common Stock”), calculated in accordance with the Purchase Agreement; and (ii) pay certain development, regulatory and commercial milestones and royalty payments as further set out in the License Agreement.

Pursuant to the Purchase Agreement, the Company also agreed to reimburse iX Biopharma for the difference in value (the “Shortfall Amount”) in the event the aggregate Value (as defined below) of all of the Shares issued to iX Biopharma, measured as of the effective date of the first Registration Statement (as defined below), is less than $5,500,000. The Shortfall Amount may be paid in cash, additional shares of Common Stock (the “Additional Shares”) or a combination of the foregoing, depending on the size of the Shortfall Amount.

Pursuant to the Purchase Agreement, the Company has agreed to file one or more registration statements (each, a “Registration Statement”) registering the shares of Common Stock that the Company issues to iX Biopharma pursuant to the Purchase Agreement, including any Additional Shares, on or before December 23, 2021.

The foregoing summaries of the License Agreement and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the License Agreement and the Purchase Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the License Agreement and the Purchase Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the License Agreement and the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the License Agreement and the Purchase Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the License Agreement and the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

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Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The 2,570,266 Shares were issued on November 24, 2021. The Shares were offered and sold, and any Additional Shares will be offered and sold, to the Investor in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. iX Biopharma represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Shares, and will acquire any Additional Shares, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, none of the Shares or Additional Shares have been registered under the Securities Act and none of the Shares or Additional Shares may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 8.01. Other Events.

On November 24, 2021, the Company issued a press release announcing its entry into the License Agreement. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1+*	License Agreement, dated as of November 24, 2021, by and between Seelos Therapeutics, Inc. and iX Biopharma Europe Limited
10.2*	Common Stock Purchase Agreement, dated as of November 24, 2021, by and between Seelos Therapeutics, Inc. and iX Biopharma Europe Limited
99.1	Press Release, dated November 24, 2021
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

+	Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

*	Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material to investors and (ii) information that the Registrant treats as private or confidential. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seelos Therapeutics, Inc.

Date: November 24, 2021	By:	/s/ Raj Mehra, Ph.D.
Name: Raj Mehra, Ph.D.
Title: Chief Executive Officer and President